Exhibit 99.2

NYSE: IRT

WWW.IRTLIVING.COM

Q4 2017 Earnings Release &

Supplemental Information

TABLE OF CONTENTS

Company Information	3

Forward-Looking Statements	4

Earnings Release Text	5

Financial & Operating Highlights	9

Balance Sheets	10

Statements of Operations, FFO & CORE FFO
Trailing 5 Quarters	11
Three and Twelve Months Ended December 31, 2017 and 2016	12

Adjusted EBITDA Reconciliations and Coverage Ratio
Trailing 5 Quarters	13
Three and Twelve Months Ended December 31, 2017 and 2016	13

Same-Store Portfolio Net Operating Income
Trailing 5 Quarters	14
Three and Twelve Months Ended December 31, 2017 and 2016	15

Net Operating Income Bridge	16

Capital Recycling Activity	17

Property Summary	18

NOI Exposure by Market	19

Debt Summary	20

Definitions	21

Independence Realty Trust

December 31, 2017

Company Information:

Independence Realty Trust (NYSE: IRT) is a real estate investment trust that owns and operates 55 multifamily apartment properties, totaling 15,045 units, across non-gateway U.S. markets, including Atlanta, Louisville, Memphis, and Raleigh. IRT’s investment strategy is focused on gaining scale within key amenity rich submarkets that offer good school districts, high-quality retail and major employment centers. IRT aims to provide stockholders attractive risk-adjusted returns through diligent portfolio management, strong operational performance, and a consistent return of capital through distributions and capital appreciation.

Corporate Headquarters	Two Liberty Place
50 S. 16th Street, Suite 3575
Philadelphia, PA 19102
267.270.4800

Trading Symbol	NYSE: “IRT”

Investor Relations Contact	Edelman Financial Communications & Capital Markets
Ted McHugh and Lauren Tarola
212.277.4322
IRT@edelman.com

 Forward-Looking Statements

This supplemental information may contain certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “seek,” “outlook,” “assumption,” “projected,” “strategy”, “guidance” or other similar words. Because such statements include risks, uncertainties and contingencies, actual results may differ materially from the expectations, intentions, beliefs, plans or predictions of the future expressed or implied by such forward-looking statements. These forward-looking statements are based upon the current beliefs and expectations of IRT’s management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally not within IRT’s control.  In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change.  Such forward-looking statements include, but are not limited to, IRT’s 2018 EPS and CFFO guidance; the assumptions underlying such guidance; changes in financial markets and interest rates, or to the business or financial condition of IRT; changes in market demand for rental apartment homes and competitive pricing from projected apartment industry dynamics, demographic and employment information; IRT’s maintenance of real estate investment trust (“REIT”) status; availability of financing and capital; dividends are subject to the discretion of IRT’s Board of Directors, and will depend on IRT’s financial condition, results of operations, capital requirements, compliance with applicable laws and agreements and any other factors deemed relevant by IRT’s Board; risks associated with pursuing additional strategic acquisitions, including risks associated with the need to raise additional capital to fund the acquisitions; and those additional risks and factors discussed in reports filed with the Securities and Exchange Commission (“SEC”) by IRT from time to time, including those discussed under the heading “Risk Factors” in IRT’s most recently filed reports on Forms 10-K and 10-Q. IRT undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as may be required by law.

Independence Realty Trust Announces Fourth Quarter and Fiscal Year 2017 Financial Results

PHILADELPHIA – (BUSINESS WIRE) – February 20, 2018 — Independence Realty Trust, Inc. (“IRT”) (NYSE: IRT), a multifamily apartment REIT, today announced its fourth quarter and fiscal 2017 financial results.

Results for the Fourth Quarter

•	Net income (loss) allocable to common shares of $6.3 million for the quarter ended December 31, 2017 as compared to ($41.0) million for the quarter ended December 31, 2016.

•	Core Funds from Operations (“CFFO”) per share of $0.18 for the quarter ended December 31, 2017 as compared to $0.17 for the quarter ended December 31, 2016.

•	Adjusted EBITDA of $21.7 million for the quarter ended December 31, 2017 as compared to $18.5 million for the quarter ended December 31, 2016.

Results for the Full Year

•	Net income (loss) allocable to common shareholders of $30.2 million for the twelve months ended December 31, 2017 as compared to ($9.8) million for the twelve months ended December 31, 2016.

•	Core Funds from Operations (“CFFO”) per share of $0.73 for the twelve months ended December 31, 2017 as compared to $0.79 for the twelve months ended December 31, 2016.

•	Adjusted EBITDA of $81.0 million for the twelve months ended December 31, 2017 as compared to $74.5 million for the twelve months ended December 31, 2016.

Same-Store Property Operating Results

	Fourth Quarter 2017 Compared to Fourth Quarter 2016(1)	Twelve Months Ended 12/31/17 Compared to Twelve Months Ended 12/31/16(1)
Rental income	3.1% increase	3.4% increase
Total revenues	3.5% increase	3.9% increase
Property level operating expenses	2.1% increase	2.5% increase
Net operating income (“NOI”)	4.3% increase	4.8% increase
Portfolio average occupancy	100 bps increase to 94.7%	80 bps increase to 94.6%
Portfolio average rental rate	2.3% increase to $1,021	2.8% increase to $1,015
NOI Margin	60 bps increase to 60.7%	50 bps increase to 60.1%

(1)	Same store portfolio for the three and twelve months ended December 31, 2017 and 2016 includes 42 properties, which represent 11,677 units.

“IRT’s 2017 performance highlights our ability to consistently deliver strong operating returns, while simultaneously transforming the portfolio and solidifying our balance sheet,” said Scott Schaeffer, IRT’s Chairman and CEO. “We continue to be rewarded for our commitment to owning and operating high-quality, middle-market communities across core non-gateway markets, underlined by 4.8% year-over-year same-store NOI growth in 2017. We are dedicated to operating a portfolio of apartment communities that will deliver outstanding long-term returns.  Our recently completed nine-community portfolio acquisition and disposition of legacy Class C assets during 2017 has upgraded our portfolio composition and enhanced our economies of scale.  Our execution has generated significant momentum to continue to drive outsized NOI growth and remain on track to achieve our long-term objectives.”

Property Acquisitions

During the fourth quarter and subsequent to year end, IRT completed the acquisition of the remaining five properties related to the nine-community portfolio transaction, initially announced on September 5, 2017. The nine-community portfolio totaled 2,352 units and was acquired for a gross purchase price of $228.1 million. IRT assumed $58.5 million of property level debt in association with three of the acquired assets.

On January 4, 2018, IRT completed the acquisition of a 312-unit community located in Columbus, OH for approximately $36.8 million. IRT used available cash and borrowings from its line of credit to complete the acquisition. As of January 2, 2018, the community was 94.6% occupied with average rent of $1,066.

Property Dispositions

On November 28, 2017, IRT completed the disposition of a 432-unit community located in Jackson, MS for a gross sale price of $27.2 million. IRT recognized a gain on sale of this community of approximately $3.1 million during the fourth quarter of 2017. The community was held for sale and represented the final of four legacy Class C communities that were sold during 2017 for a gross sale price of $86.8 million.

Term Loan Agreement

On November 11, 2017, IRT announced that it entered into a seven-year, $100 million unsecured term loan that will reach maturity in November 2024. The proceeds will reduce borrowings currently outstanding under the revolving portion of IRT’s $300 million unsecured credit facility. The term loan bears interest at a spread over LIBOR, based on IRT’s overall leverage. At closing, the spread to LIBOR was 165 basis points. To continue IRT’s practice of reducing exposure to floating interest rates, IRT purchased a collar that caps LIBOR at 2.00%, subject to a floor on LIBOR of 1.25%, during the entire seven-year term.

At-the-Market Offering

During the fourth quarter, IRT issued 1,164,900 shares of our common stock under the At-the-Market Issuance Sales Agreement dated August 4, 2017. The shares were issued at an average price of $10.38 and net proceeds from the issuances were approximately $11.9 million.

Capital Expenditures

For the three months ended December 31, 2017, recurring capital expenditures for the total portfolio were $1.6 million, or $118 per unit. For the twelve months ended December 31, 2017, recurring capital expenditures for the total portfolio were $7.1 million, or $532 per unit.

2018 EPS and CFFO Guidance

IRT is announcing 2018 full year guidance. EPS per diluted share is projected to be in a range of $0.26 to $0.31. CFFO per diluted share is projected to be in the range of $0.74 to $0.79. A reconciliation of IRT's projected net income allocable to common shares to its projected CFFO per share, a non-GAAP financial measure, is included below. Also included below are the primary assumptions underlying this estimate. See Schedule II to this release for further information regarding how IRT calculates CFFO and Schedule V to this release for management’s definition and rationale for the usefulness of CFFO.

2018 Full Year EPS and CFFO Guidance (1)	Low	High
Net income allocable to common shares	$0.26	$0.31
Earnings per share	$0.26	$0.31

2018 EPS and CFFO Guidance
Net income allocable to common shares	$0.26	$0.31
Adjustments:
Depreciation and amortization	0.43	0.43
Share base compensation	0.03	0.03
Amortization of deferred financing fees	0.02	0.02
CORE FFO per diluted share allocated to common shareholders	$0.74	$0.79

(1)

This guidance, including the underlying assumptions, constitutes forward-looking information. Actual full year 2018 EPS and CFFO could vary significantly from the projections presented. See “Forward-Looking Statements” below. Our estimate is based on the following key operating assumptions for IRT’s 2018 performance:

Same Store Communities	2018 Outlook
Number of properties/units	42 properties /11,676 units
Property revenue growth	3.0% to 4.0%
Controllable property operating expense growth	1.6% to 2.0%
Real estate tax and insurance expense increase	4.6% to 5.6%
Total real estate operating expense growth	2.5% to 3.5%
Property NOI growth	3.0% to 4.0%

Corporate Expenses
General and administrative expenses (excluding stock based compensation)	$8.0 to $9.0 million

Capital Expenditures
Recurring	$7.8 to $8.8 million
Value add & non-recurring	$32 to $40 million

Selected Financial Information

See Schedule I to this Release for selected financial information for IRT.

Non-GAAP Financial Measures and Definitions

IRT discloses the following non-GAAP financial measures in this release: FFO, CFFO, Adjusted EBITDA and NOI.  A reconciliation of IRT’s reported net income (loss) to its FFO and CFFO is included as Schedule II to this release.  A reconciliation of IRT’s same store NOI to its reported net income (loss) is included as Schedule III to this release. A reconciliation of IRT’s Adjusted EBITDA to net income (loss) is included as Schedule IV to this release. See Schedule V to this release for management’s respective definitions and rationales for the usefulness of each of these non-GAAP financial measures and other definitions used in this release.

Distributions

As previously announced, IRT will transition to a quarterly distribution of cash dividends during the first quarter of 2018, with the Board of Directors expected to declare the first quarter dividend before the end of the first quarter.

Conference Call

All interested parties can listen to the live conference call webcast at 9:30 AM ET on Tuesday, February 20, 2018 from the investor relations section of the IRT website at www.irtliving.com or by dialing 1.844.775.2542, access code 5985018.  For those who are not available to listen to the live call, the replay will be available shortly following the live call from the investor relations section of IRT’s website and telephonically until Tuesday, February 27, 2018 by dialing 1.855.859.2056, access code 5985018.

Supplemental Information

IRT produces supplemental information that includes details regarding the performance of the portfolio, financial information, non-GAAP financial measures, same-store information and other useful information for investors.  The supplemental information is available via the Company's website, www.irtliving.com, through the "Investor Relations" section.

About Independence Realty Trust, Inc.

Independence Realty Trust (NYSE: IRT) is a real estate investment trust that owns and operates 55 multifamily apartment properties, totaling 15,045 units, across non-gateway U.S. markets, including Atlanta, Louisville, Memphis, and Raleigh. IRT’s investment strategy is focused on gaining scale within key amenity rich submarkets that offer good school districts, high-quality retail and major employment centers. IRT aims to provide stockholders attractive risk-adjusted returns through diligent portfolio management, strong operational performance, and a consistent return of capital through distributions and capital appreciation.

Forward-Looking Statements

This press release may contain certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “seek,” “outlook,” “assumption,” “projected,” “strategy”, “guidance” or other similar words. Because such statements include risks, uncertainties and contingencies, actual results may differ materially from the expectations, intentions, beliefs, plans or predictions of the future expressed or implied by such forward-looking statements. These forward-looking statements are based upon the current beliefs and expectations of IRT’s management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally not within IRT’s control.  In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change.  Such forward-looking statements include, but are not limited to, IRT’s 2018 EPS and CFFO guidance; the assumptions underlying such guidance; changes in financial markets and interest rates, or to the business or financial condition of IRT; changes in market demand for rental apartment homes and competitive pricing from projected apartment industry dynamics, demographic and employment information; IRT’s maintenance of real estate investment trust (“REIT”) status; availability of financing and capital; dividends are subject to the discretion of IRT’s Board of Directors, and will depend on IRT’s financial condition, results of operations, capital requirements, compliance with applicable laws and agreements and any other factors deemed relevant by IRT’s Board; risks associated with pursuing additional strategic acquisitions, including risks associated with the need to raise additional capital to fund the acquisitions; and those additional risks and factors discussed in reports filed with the Securities and Exchange Commission (“SEC”) by IRT from time to time, including those discussed under the heading “Risk Factors” in IRT’s most recently filed reports on Forms 10-K and 10-Q. IRT undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as may be required by law.

Independence Realty Trust, Inc. Contact

Edelman Financial Communications & Capital Markets

Ted McHugh and Lauren Tarola

212.277.4322

IRT@edelman.com

FINANCIAL & OPERATING HIGHLIGHTS

Dollars in thousands, except share and per share data

	As of or For the Three Months Ended
	December 31, 2017			September 30, 2017		June 30, 2017		March 31, 2017		December 31, 2016
Selected Financial Information:
Operating Statistics:
Net income allocable to common shares	$6,293			$1,097		$18,739		$4,077		$(40,980)
Earnings (loss) per share -- diluted	$0.08			$0.02		$0.27		$0.06		$(0.61)
Total property revenue	$42,307			$39,864		$39,431		$38,895		$38,002
Total property operating expenses	$16,610			$16,196		$15,918		$15,992		$15,560
Net operating income	$25,697			$23,668		$23,513		$22,903		$22,442
NOI margin	60.7%			59.4%		59.6%		58.9%		59.1%
Adjusted EBITDA	$21,743			$20,220		$19,493		$19,512		$18,544
FFO per share -- diluted	$0.14			$0.13		$0.12		$0.17		$(0.50)
CORE FFO per share -- diluted	$0.18			$0.19		$0.19		$0.18		$0.17
Dividends per share	$0.18			$0.18		$0.18		$0.18		$0.18
CORE FFO payout ratio	100.0%			94.7%		94.7%		100.0%		105.9%
Portfolio Data:
Total gross assets	$1,551,238			$1,497,546		$1,400,864		$1,390,589		$1,370,243
Total number of properties	52			50		46		47		46
Total units	14,017			13,729		12,812		13,198		12,982
Period end occupancy	94.0%			94.8%		94.5%		94.7%		94.5%
Total portfolio average occupancy	94.1%			94.7%		94.9%		93.8%		93.8%
Total portfolio average effective monthly rent, per unit	$1,006			$1,004		$1,010		$978		$977
Same store period end occupancy (a)	94.9%			94.9%		94.6%		94.8%		93.9%
Same store portfolio average occupancy (a)	94.7%			94.7%		95.0%		93.9%		93.7%
Same store portfolio average effective monthly rent, per unit (a)	$1,021			$1,020		$1,013		$1,007		$998
Capitalization:
Total debt	$778,442			$731,625		$764,521		$765,695		$743,817
Common share price, period end	$10.09			$10.17		$9.87		$9.37		$8.92
Market equity capitalization	$885,094			$880,257		$712,413		$674,591		$641,393
Total market capitalization	$1,663,536			$1,611,882		$1,476,934		$1,440,286		$1,385,210
Total debt/total gross assets	50.2%		(c)	48.9%		54.6%		55.1%		54.3%
Net debt to adjusted EBITDA	8.8	x	(b)	8.9	x	9.7	x	9.7	x	9.7	x
Interest coverage	3.0	x		2.9	x	2.7	x	2.6	x	2.4	x
Common shares and OP Units:
Shares outstanding	84,708,551			83,518,603		69,143,955		69,125,681		68,996,070
OP units outstanding	3,011,351			3,035,654		3,035,654		2,869,050		2,908,949
Common shares and OP units outstanding	87,719,902			86,554,257		72,179,609		71,994,731		71,905,019
Weighted average common shares and units	86,646,371			75,009,859		71,703,735		71,656,205		70,036,948

(a)	Same store portfolio consists of 42 properties, which represent 11,677 units.
(b)	Net debt to adjusted EBITDA would be 9.2x if adjusted for acquisitions subsequent to year-end.
(c)	Total debt to total gross assets would be 52.4% if adjusted for acquisitions subsequent to year-end.

BALANCE SHEETS

Dollars in thousands, except per share data

	As of
	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016
Assets
Investments in real estate at cost	$1,504,156	$1,427,057	$1,340,573	$1,280,840	$1,249,356
Less: accumulated depreciation	(84,097)	(75,084)	(66,853)	(59,055)	(51,511)
Investments in real estate, net	1,420,059	1,351,973	1,273,720	1,221,785	1,197,845
Real estate held for sale	-	22,031	21,964	61,102	60,786
Cash and cash equivalents	9,985	10,128	6,271	10,065	20,892
Restricted cash	4,634	6,665	5,690	5,575	5,518
Accounts receivable and other assets	7,556	9,416	5,114	3,794	5,211
Derivative assets	7,291	3,581	3,619	4,292	3,867
Intangible assets, net	1,099	1,418	799	373	118
Total assets	$1,450,624	$1,405,212	$1,317,177	$1,306,986	$1,294,237
Liabilities and Equity
Total indebtedness	$778,442	$731,625	$764,521	$765,695	$743,817
Accounts payable and accrued expenses	17,216	23,236	16,940	13,154	14,028
Accrued interest payable	249	134	176	540	491
Dividends payable	5,245	5,176	4,313	4,301	4,297
Other liabilities	3,353	3,063	2,906	2,952	2,913
Total liabilities	804,505	763,234	788,856	786,642	765,546
Equity
Shareholders' Equity:
Preferred shares, $0.01 par value per share	—	—	—	—	—
Common shares, $0.01 par value per share	846	835	691	691	690
Additional paid in capital	703,849	691,550	565,372	565,006	564,633
Accumulated other comprehensive income (loss)	4,626	3,466	3,468	4,097	3,683
Retained earnings (deficit)	(85,221)	(76,419)	(64,260)	(70,608)	(62,181)
Total shareholders' equity	624,100	619,432	505,271	499,186	506,825
Noncontrolling Interests	22,019	22,546	23,050	21,158	21,866
Total equity	646,119	641,978	528,321	520,344	528,691
Total liabilities and equity	$1,450,624	$1,405,212	$1,317,177	$1,306,986	$1,294,237

STATEMENTS OF OPERATIONS, FFO & CORE FFO

TRAILING 5 QUARTERS

Dollars in thousands, except per share data

	For the Three Months Ended
	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016
Revenue:
Rental income	$38,029	$35,531	$35,176	$34,737	$34,145
Reimbursement and other property income	4,278	4,333	4,255	4,158	3,857
Total property revenue	42,307	39,864	39,431	38,895	38,002
Property management and other income	140	202	130	247	29
Total revenue	42,447	40,066	39,561	39,142	38,031
Expenses:
Real estate operating expenses	16,610	16,196	15,918	15,992	15,560
Property management expenses	1,696	1,328	1,444	1,538	1,137
General and administrative expenses	2,398	2,322	2,706	2,100	2,790
Acquisition and integration expenses	386	569	265	122	6
Depreciation and amortization expense	9,912	8,671	8,011	7,607	7,897
Total expenses	31,002	29,086	28,344	27,359	27,390
Operating Income (loss)	11,445	10,980	11,217	11,783	10,641
Interest expense	(7,129)	(6,963)	(7,162)	(7,448)	(7,720)
Other income (expense)	94	12	(12)	(5)	(2)
Net gains (losses) on sale of assets	2,952	(92)	16,050	(85)	3
Gains (losses) on extinguishment of debt	—	—	(572)	—	(652)
Acquisition related debt extinguishment expenses	(843)	(2,781)	—	—	—
Management internalization expense	—	—	—	—	(44,976)
Net income (loss)	6,519	1,156	19,521	4,245	(42,706)
(Income) loss allocated to noncontrolling interests	(226)	(59)	(782)	(168)	1,726
Net income (loss) allocable to common shares	$6,293	$1,097	$18,739	$4,077	$(40,980)
EPS - basic	$0.08	$0.02	$0.27	$0.06	$(6.10)
Weighted-average shares outstanding - Basic	83,612,566	71,972,394	68,832,855	68,787,155	6,712,693
EPS - diluted	$0.08	$0.02	$0.27	$0.06	$(0.61)
Weighted-average shares outstanding - Diluted	83,849,367	72,144,544	68,943,869	68,958,786	67,126,993
Funds From Operations (FFO):
Net Income (loss)	$6,519	$1,156	$19,521	$4,245	$(42,706)
Add-Back (Deduct):
Depreciation	9,868	8,645	7,987	7,595	7,897
Net (gains) losses on sale of assets	(4,455)	92	(18,798)	85	(3)
FFO	$11,932	$9,893	$8,710	$11,925	$(34,812)
FFO per share--diluted	$0.14	0.13	$0.12	$0.17	$(0.50)
CORE Funds From Operations (CFFO):
FFO	$11,932	$9,893	$8,710	$11,925	$(34,812)
Add-Back (Deduct):
Stock compensation expense	420	422	738	388	390
Amortization of deferred financing costs	309	282	359	519	521
Acquisition and integration expenses	386	569	265	122	6
Other depreciation and amortization	44	26	24	12	—
Other expense (income)	(94)	(12)	12	—	—
(Gains) losses on extinguishment of debt	—	—	572	—	652
Defeasance costs included in net gains (losses) on sale of assets	1,503	—	2,748	—	—
Management internalization expense	—	—	—	—	44,976
Acquisition related debt extinguishment expenses	843	2,781	—	—	—

CFFO	$15,343	$13,961	$13,428	$12,966	$11,733
CFFO per share--diluted	$0.18	$0.19	$0.19	$0.18	$0.17
Weighted-average shares and units outstanding	86,646,371	75,009,859	71,703,735	71,656,205	70,036,948

STATEMENTS OF OPERATIONS, FFO & CORE FFO

THREE AND TWELVE MONTHS ENDED DECEMBER 31, 2017 and 2016

Dollars in thousands, except per share data

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2017	2016	2017	2016
Revenue:
Rental income	$38,029	34,145	$143,473	137,416
Reimbursement and other property income	4,278	3,857	17,024	15,943
Total property revenue	42,307	38,002	160,497	153,359
Property management and other income	140	29	719	29
Total revenue	42,447	38,031	161,216	153,388
Expenses:
Real estate operating expenses	16,610	15,560	64,716	63,148
Property management expenses	1,696	1,137	6,006	4,847
General and administrative expenses	2,398	2,790	9,526	10,864
Acquisition and integration expenses	386	6	1,342	43
Depreciation and amortization expense	9,912	7,897	34,201	34,824
Total expenses	31,002	27,390	115,791	113,726
Operating Income (loss)	11,445	10,641	45,425	39,662
Interest expense	(7,129)	(7,720)	(28,702)	(35,535)
Other income (expense)	94	(2)	89	(4)
Net gains (losses) on sale of assets	2,952	3	18,825	31,776
Gains(losses) on extinguishment of debt	—	(652)	(572)	(1,210)
Acquisition related debt extinguishment expenses	(843)	—	(3,624)	—
Gains (losses) on TSRE merger and property acquisitions	—	—	—	732
Management internalization expense	—	(44,976)	—	(44,976)
Net income (loss)	6,519	(42,706)	31,441	(9,555)
(Income) loss allocated to noncontrolling interests	(226)	1,726	(1,235)	(246)
Net income (loss) available to common shares	$6,293	$(40,980)	$30,206	$(9,801)
EPS - basic	$0.08	$(0.61)	$0.41	$(0.19)
Weighted-average shares outstanding - Basic	83,612,566	67,126,993	73,338,219	52,182,427
EPS - diluted	$0.08	$(0.61)	$0.41	$(0.19)
Weighted-average shares outstanding - Diluted	83,849,367	67,126,993	73,599,869	52,182,427
Funds From Operations (FFO):
Net Income (loss)	$6,519	$(42,706)	$31,441	$(9,555)
Adjustments:
Real estate depreciation and amortization	9,868	7,897	34,097	34,824
Net (gains) losses on sale of assets	(4,455)	(3)	(23,076)	(31,776)
Funds From Operations	$11,932	$(34,812)	$42,462	$(6,507)
FFO per share--diluted	$0.14	$(0.50)	$0.56	$(0.12)
Core Funds From Operations (CFFO):
Funds From Operations	$11,932	$(34,812)	$42,462	$(6,507)
Adjustments:
Stock compensation expense	420	390	1,967	1,222
Amortization of deferred financing costs	309	521	1,469	3,064
Acquisition and integration expenses	386	6	1,342	43
Other depreciation and amortization	44	-	104	-
Other expense (income)	(94)	-	(94)	-
(Gains) losses on extinguishment of debt	-	652	572	1,210
Defeasance costs included in net gains (losses) on sale of assets	1,503	-	4,251	-
Management internalization expense	-	44,976	-	44,976
Acquisition related debt extinguishment expenses	843	-	3,624	-
Gains (losses) on TSRE merger	-	-	-	(732)

Core Funds From Operations	$15,343	$11,733	$55,697	$43,276
CFFO per share--diluted	$0.18	$0.17	$0.73	$0.79
Weighted-average shares and units outstanding	86,646,371	70,036,948	76,291,465	55,092,382

ADJUSTED EBITDA RECONCILIATION AND COVERAGE RATIO

Dollars in thousands

	Three Months Ended										Twelve Months Ended
ADJUSTED EBITDA:	December 31, 2017		September 30, 2017		June 30, 2017		March 31, 2017		December 31, 2016		December 31, 2017		December 31, 2016
Net income (loss)	$6,519		1,156		19,521		$4,245		$(42,706)		31,441		(9,555)
Add-Back (Deduct):
Depreciation and amortization	9,912		8,671		8,011		7,607		7,897		34,201		34,824
Interest expense	7,129		6,963		7,162		7,448		7,720		28,702		35,535
Other (income) expense	(94)		(12)		12		5		2		(89)		4
Acquisition and integration expenses	386		569		265		122		6		1,342		43
Net (gains) losses on sale of assets	(2,952)		92		(16,050)		85		(3)		(18,825)		(31,776)
(Gains) losses on extinguishment of debt	-		-		572		-		652		572		1,210
Management internalization expense	-		-		-		-		44,976		-		44,976
Acquisition related debt extinguishment expenses	843		2,781		-		-		-		3,624		-
(Gains) losses on TSRE merger and property acquisitions	-		-		-		-		-		-		(732)
Adjusted EBITDA	$21,743		$20,220		$19,493		$19,512		$18,544		80,968		74,529

INTEREST COST:
Interest expense	$7,129		$6,963		$7,162		$7,448		$7,720		28,702		35,535

INTEREST COVERAGE:	3.0	x	2.9	x	2.7	x	2.6	x	2.4	x	2.8	x	2.1	x

SAME STORE PORTFOLIO NET OPERATING INCOME

TRAILING 5 QUARTERS

Dollars in thousands, except per unit data

	For the Three-Months Ended (a)
	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016
Revenue:
Rental income	$32,428	$32,483	$32,342	$31,762	$31,456
Reimbursement and other property income	3,714	3,913	3,881	3,719	3,476
Total revenue	36,142	36,396	36,223	35,481	34,932
Operating Expenses:
Real estate taxes	4,447	4,388	4,384	4,381	4,193
Property insurance	768	747	781	820	796
Personnel expenses	3,389	3,573	3,483	3,400	3,376
Utilities	2,205	2,353	2,123	2,223	2,235
Repairs and maintenance	1,035	1,550	1,334	1,233	1,194
Contract services	1,040	1,074	1,090	1,043	1,029
Advertising expenses	458	397	382	382	395
Other expenses	876	662	703	791	703
Total operating expenses	14,218	14,744	14,280	14,273	13,921
Same-store net operating income (a)	$21,924	$21,652	$21,943	$21,208	$21,011
Same-store NOI margin	60.7%	59.5%	60.6%	59.8%	60.1%
Average occupancy	94.7%	94.7%	95.0%	93.9%	93.7%
Average effective monthly rent, per unit	$1,021	$1,020	$1,013	$1,007	$998
Reconciliation of same-store net operating income to net income (loss)
Same-store net operating income	$21,924	$21,652	$21,943	$21,208	$21,011
Non same-store net operating income	3,773	2,016	1,570	1,695	1,431
Property management and other income	140	202	130	247	29
Property management expenses	(1,696)	(1,328)	(1,444)	(1,538)	(1,137)
General and administrative expenses	(2,398)	(2,322)	(2,706)	(2,100)	(2,790)
Acquisition and integration expenses	(386)	(569)	(265)	(122)	(6)
Depreciation and amortization	(9,912)	(8,671)	(8,011)	(7,607)	(7,897)
Interest expense	(7,129)	(6,963)	(7,162)	(7,448)	(7,720)
Other income (expense)	94	12	(12)	(5)	(2)
Net gains (losses) on sale of assets	2,952	(92)	16,050	(85)	3
Gains (losses) on extinguishment of debt	—	—	(572)	—	(652)
Acquisition related debt extinguishment expenses	(843)	(2,781)	—	—	—
Management internalization expense	—	—	—	—	(44,976)
Net income (loss)	$6,519	$1,156	$19,521	$4,245	$(42,706)

(a)	Same store portfolio consists of 42 properties, which represent 11,677 units.

SAME STORE PORTFOLIO NET OPERATING INCOME

THREE AND TWELVE MONTHS ENDED DECEMBER 31, 2017 and 2016

Dollars in thousands, except per unit data

	Three-Months Ended December 31			Twelve-Months Ended December 31
	2017	2016	% change	2017	2016	% change
Revenue:
Rental income	$32,428	$31,456	3.1%	$129,015	$124,769	3.4%
Reimbursement and other property income	3,714	3,476	6.8%	15,227	14,116	7.9%
Total revenue	36,142	34,932	3.5%	144,242	138,885	3.9%
Operating Expenses:
Real estate taxes	4,447	4,193	6.1%	17,600	17,038	3.3%
Property insurance	768	796	-3.5%	3,116	3,050	2.2%
Personnel expenses	3,389	3,376	0.4%	13,845	13,414	3.2%
Utilities	2,205	2,235	-1.3%	8,904	8,775	1.5%
Repairs and maintenance	1,035	1,194	-13.3%	5,152	5,010	2.8%
Contract services	1,040	1,029	1.1%	4,247	4,283	-0.8%
Advertising expenses	458	395	15.9%	1,619	1,593	1.6%
Other expenses	876	703	24.6%	3,032	2,957	2.5%
Total operating expenses	14,218	13,921	2.1%	57,515	56,120	2.5%
Same-store net operating income (a)	$21,924	$21,011	4.3%	$86,727	$82,765	4.8%
Same-store NOI margin	60.7%	60.1%	0.6%	60.1%	59.6%	0.5%
Average occupancy	94.7%	93.7%	1.0%	94.6%	93.8%	0.8%
Average effective monthly rent, per unit	$1,021	$998	2.3%	$1,015	$987	2.8%
Reconciliation of same-store net operating income to net income (loss)
Same-store portfolio net operating income	$21,924	$21,011		$86,727	$82,765
Non same-store net operating income	3,773	1,431		9,054	7,446
Property management and other income	140	29		719	29
Property management expenses	(1,696)	(1,137)		(6,006)	(4,847)
General and administrative expenses	(2,398)	(2,790)		(9,526)	(10,864)
Acquisition and integration expenses	(386)	(6)		(1,342)	(43)
Depreciation and amortization	(9,912)	(7,897)		(34,201)	(34,824)
Interest expense	(7,129)	(7,720)		(28,702)	(35,535)
Other income (expense)	94	(2)		89	(4)
Net gains (losses) on sale of assets	2,952	3		18,825	31,776
Gains (losses) on extinguishment of debt	—	(652)		(572)	(1,210)
Acquisition related debt extinguishment expenses	(843)	—		(3,624)	-
Management internalization expense	—	(44,976)		-	(44,976)
Gains (losses) on TSRE merger	—	—		-	732
Net income (loss)	$6,519	$(42,706)		$31,441	$(9,555)

(a)	Same store portfolio consists of 42 properties, which represent 11,677 units.

NET OPERATING INCOME (NOI) BRIDGE

TRAILING 5 QUARTERS

Dollars in thousands

	For the Three-Months Ended
	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016
Property revenue
Same store (a)	$36,142	$36,396	$36,223	$35,481	$34,932
Non same store	6,165	3,468	3,208	3,414	3,070
Total property revenue	42,307	39,864	39,431	38,895	38,002
Property expenses
Same store (a)	14,218	14,744	14,280	14,273	13,921
Non same store	2,392	1,452	1,638	1,719	1,639
Total property expenses	16,610	16,196	15,918	15,992	15,560
Net operating income
Same store (a)	21,924	21,652	21,943	21,208	21,011
Non same store	3,773	2,016	1,570	1,695	1,431
Total property net operating income	$25,697	$23,668	$23,513	$22,903	$22,442
Reconciliation of NOI to net income (loss)
Total property net operating income	$25,697	$23,668	$23,513	$22,903	$22,442
Property management income	140	202	130	247	29
General and administrative expense	(2,398)	(2,322)	(2,706)	(2,100)	(2,790)
Property management expenses	(1,696)	(1,328)	(1,444)	(1,538)	(1,137)
Acquisition and integration expenses	(386)	(569)	(265)	(122)	(6)
Depreciation and amortization expense	(9,912)	(8,671)	(8,011)	(7,607)	(7,897)
Interest expense	(7,129)	(6,963)	(7,162)	(7,448)	(7,720)
Other income (expense)	94	12	(12)	(5)	(2)
Net gains (losses) on sale of assets	2,952	(92)	16,050	(85)	3
Gains (losses) on extinguishment of debt	—	—	(572)	—	(652)
Acquisition related debt extinguishment expenses	(843)	(2,781)	—	—	—
Management internalization expense	—	—	—	—	(44,976)
Net income (loss)	$6,519	$1,156	$19,521	$4,245	$(42,706)

(a)	Same store portfolio consists of 42 properties, which represent 11,677 units.

CAPITAL RECYCLING ACTIVITY

SUMMARY OF APARTMENT COMMUNITY ACQUISITION AND DISPOSITION ACTIVITY

Dollars in thousands with respect to Contract Price and Price per Unit

Acquisitions

2017 Acquisitions	Location	Units	Acquisition Date	Contract Price	Price per Unit	Average Rent Per Unit
Lakes at Northdale	Tampa, FL	216	February 27, 2017	$29,750	$138	$1,192
Haverford Place	Lexington, KY	160	May 24, 2017	$14,240	$89	$874
South Terrace	Durham, NC	328	June 30, 2017	$42,950	$131	$1,039
Cherry Grove Commons	North Myrtle Beach, SC	172	September 26, 2017	$16,157	$94	$949
Riverchase Apts	Indianapolis, IN	216	September 26, 2017	$18,899	$87	$800
Kensington Commons	Canal Winchester, OH	264	September 26, 2017	$24,409	$92	$852
Schirm Farms	Canal Winchester, OH	264	September 26, 2017	$23,749	$90	$831
Live Oak Trace	Baton Rouge, LA	264	October 25, 2017	$28,501	$108	$983
Tides at Calabash	Wilmington, NC	168	November 14, 2017	$14,269	$85	$838
Brunswick Point	Wilmington, NC	288	December 12, 2017	$30,661	$106	$817
Total - 2017 Acquisitions		2,340		$243,585	$104	$921

2018 Acquisitions	Location	Units	Acquisition Date	Contract Price	Price per Unit	Average Rent Per Unit
Hartshire Lakes	Indianapolis, IN	272	January 3, 2018	$27,597	$101	$917
Creekside Corners Apts	Atlanta, GA	444	January 3, 2018	$43,901	$99	$931
The Chelsea	Columbus, OH	312	January 4, 2018	$36,750	$118	$1,066
Total - 2018 Acquisitions		1,028		$108,248	$105	$968

Total - Acquisitions		3,368		$351,833	$104	$935

Dispositions

2017 Dispositions	Location	Units	Disposition Date	Contract Price	Price per Unit	Average Rent Per Unit
Copper Mill	Austin, TX	320	May 5, 2017	$32,000	$100	$1,016
Heritage Trace	Newport News, VA	200	June 1, 2017	$11,600	$58	$750
Berkshire Square	Indianapolis, IN	354	June 9, 2017	$16,000	$45	$651
The Crossings	Jackson, MS	432	November 28, 2017	$27,200	$63	$790
Total - 2017 Dispositions		1,306		$86,800	$66	$802

PROPERTY SUMMARY

Dollars in thousands, except per unit data

				Investments in Real Estate
Property Name	Location	Acquisition Date	Year Built / Renovated (a)	Gross Cost	Accumulated Depreciation	Net Book Value	Units (b)	Period End Occupancy (c)		Average Occupancy (d)		Effective Rent (e)
Same Store Properties:
Crestmont	Marietta, GA	4/29/2011	2010 (f)	17,556	(3,800)	13,756	228	95.2%		95.7%		945
Runaway Bay	Indianapolis, IN	10/11/2012	2002	16,266	(1,998)	14,268	192	94.8%		94.7%		1,008
Reserve at Eagle Ridge	Waukegan, IL	1/31/2014	2008	29,451	(2,484)	26,967	370	92.7%		94.2%		1,014
Windrush	Edmond, OK	2/28/2014	2011	9,593	(843)	8,750	160	91.3%		89.0%		759
Heritage Park	Oklahoma City, OK	2/28/2014	2011	17,794	(1,584)	16,210	453	93.4%		92.4%		645
Raindance	Oklahoma City, OK	2/28/2014	2011	14,741	(1,311)	13,430	504	96.8%		94.7%		545
Augusta	Oklahoma City, OK	2/28/2014	2011	11,845	(1,143)	10,702	197	91.9%		93.5%		726
Invitational	Oklahoma City, OK	2/28/2014	2011	19,644	(1,901)	17,743	344	92.4%		93.0%		665
King's Landing	Creve Coeur, MO	3/31/2014	2005	32,987	(2,914)	30,073	152	90.8%		90.8%		1,623
Carrington Park	Little Rock, AR	5/7/2014	1999	22,449	(2,090)	20,359	202	95.0%		93.9%		1,046
Arbors at the Reservoir	Ridgeland, MS	6/4/2014	2000	21,130	(1,780)	19,350	170	92.9%		95.0%		1,138
Walnut Hill	Cordova, TN	8/28/2014	2001	28,393	(2,400)	25,993	362	96.7%		96.3%		968
Lenoxplace	Raleigh, NC	9/5/2014	2012	24,644	(1,880)	22,764	268	95.9%		96.7%		937
Stonebridge Crossing	Cordova, TN	9/15/2014	1994	30,679	(2,479)	28,200	500	95.4%		95.2%		829
Bennington Pond	Groveport, OH	11/24/2014	2000	18,047	(1,375)	16,672	240	95.8%		96.3%		897
Prospect Park	Louisville, KY	12/8/2014	1990	14,316	(911)	13,405	138	93.5%		92.5%		940
Brookside	Louisville, KY	12/8/2014	1987	21,041	(1,380)	19,661	224	95.5%		95.7%		871
Jamestown	Louisville, KY	12/8/2014	1970 (f)	37,137	(2,463)	34,674	356	92.1%		94.7%		1,040
Oxmoor	Louisville, KY	12/8/2014	1999-2000	55,736	(3,854)	51,882	432	93.1%		93.1%		1,011
Meadows	Louisville, KY	12/8/2014	1988	38,224	(2,528)	35,696	400	93.8%		93.1%		838
Stonebridge at the Ranch	Little Rock, AR	12/16/2014	2005	31,990	(2,213)	29,777	260	94.6%		94.0%		942
Iron Rock Ranch	Austin, TX	12/30/2014	2001-2002	35,590	(2,384)	33,206	300	94.3%		93.8%		1,275
Bayview Club	Indianapolis, IN	5/1/2015	2004	26,020	(1,638)	24,382	236	92.4%		95.7%		994
Arbors River Oaks	Memphis, TN	9/17/2015	2010 (f)	21,934	(1,228)	20,706	191	96.9%		97.6%		1,243
Aston	Wake Forest, NC	9/17/2015	2013	38,005	(1,970)	36,035	288	95.1%		95.7%		1,084
Avenues at Craig Ranch	McKinneuy, TX	9/17/2015	2013	47,813	(2,413)	45,400	334	96.7%		94.4%		1,273
Bridge Pointe	Huntsville, AL	9/17/2015	2002	16,125	(860)	15,265	178	95.5%		96.5%		860
Creekstone at RTP	Durham, NC	9/17/2015	2013	38,350	(1,887)	36,463	256	96.5%		94.5%		1,200
Fountains Southend	Charlotte, NC	9/17/2015	2013	41,764	(2,118)	39,646	208	91.3%		93.3%		1,442
Fox Trails	Plano, TX	9/17/2015	1981	28,313	(1,356)	26,957	286	96.9%		95.6%		1,067
Lakeshore on the Hill	Chattanooga, TN	9/17/2015	2015	11,509	(634)	10,875	123	97.6%		96.6%		971
Millenia 700	Orlando, FL	9/17/2015	2012	47,653	(2,403)	45,250	297	97.0%		96.1%		1,386
Miller Creek at German Town	Memphis, TN	9/17/2015	2013	57,048	(3,048)	54,000	330	95.5%		96.5%		1,238
Pointe at Canyon Ridge	Atlanta, GA	9/17/2015	2007 (f)	49,950	(2,341)	47,609	494	96.8%		96.0%		993
St James at Goose Creek	Goose Creek, SC	9/17/2015	2009	31,865	(1,661)	30,204	244	93.9%		94.6%		1,125
Talison Row at Daniel Island	Daniel Island, SC	9/17/2015	2013	47,225	(2,392)	44,833	274	96.4%		95.3%		1,463
The Aventine Greenville	Greenville, SC	9/17/2015	2013	48,233	(2,488)	45,745	346	92.5%		93.5%		1,094
Trails at Signal Mountain	Chattanooga, TN	9/17/2015	2015	14,498	(806)	13,692	172	98.3%		95.9%		951
Vue at Knoll Trail	Dallas, TX	9/17/2015	2015	9,355	(377)	8,978	114	96.5%		96.2%		927
Waterstone at Brier Creek	Raleigh, NC	9/17/2015	2014	39,035	(1,985)	37,050	232	94.0%		95.0%		1,260
Waterstone Big Creek	Alpharetta, GA	9/17/2015	2014	69,758	(3,518)	66,240	370	97.3%		95.9%		1,386
Westmont Commons	Asheville, NC	9/17/2015	2003, 2008	28,319	(1,493)	26,826	252	97.2%		96.0%		1,065
TOTAL Same Store				$1,262,025	$(82,331)	$1,179,694	11,677	94.9%		94.7%		$1,021
Non-Same Store Properties:
Lakes of Northdale	Tampa, FL	2/27/2017	2016	29,867	(546)	29,321	216	91.2%		92.5%		1,208
Haverford Place	Lexington, KY	5/24/2017	2001 (f)	14,382	(158)	14,224	160	91.9%		92.9%		913
South Terrace	Durham, NC	6/30/2017	2002 (f)	42,710	(467)	42,243	328	89.9%		95.0%		1,090
Cherry Grove	North Myrtle Beach, SC	9/26/2017	2001	15,943	(96)	15,847	172	98.3%		99.1%		946
Kensington Commons	Canal Winchester, OH	9/26/2017	2004	24,124	(130)	23,994	264	97.7%		97.4%		882
Schirm Farms	Canal Winchester, OH	9/26/2017	2002	23,486	(122)	23,364	264	95.8%		96.9%		846
Riverchase	Indianapolis, IN	9/26/2017	2000	18,727	(108)	18,619	216	89.8%		90.5%		814
Live Oak Trace	Baton Rouge, LA	10/25/2017	2002	28,431	(114)	28,317	264	60.6%	(g)	61.5%	(g)	916
Tides at Calabash	Wilmington, NC	11/14/2017	2010	14,097	(25)	14,072	168	91.7%		92.0%		846
Brunswick Point	Wilmington, NC	12/12/2017	2005	30,364	-	30,364	288	93.1%		93.1%		795
TOTAL Non-Same Store				$242,131	$(1,766)	$240,365	2,340	89.5%		90.7%		$928

TOTAL				$1,504,156	$(84,097)	$1,420,059	14,017	94.0%		94.1%		$1,006
(a)	All dates are for the later of (i) the year in which construction was completed or (ii) the year in which a significant renovation program was completed.
(b)	Units represent the total number of apartment units available for rent at December 31, 2017.
(c)	Physical occupancy for each of our properties is calculated as (i) total units rented as of December 31, 2017 divided by (ii) total units available as of December 31, 2017, expressed as a percentage.
(d)	Average occupancy represents the daily average occupied units for the three-month period ended December 31, 2017.
(e)	Average monthly effective rent, per unit, represents the average monthly rent for all occupied units for the three-month period ended December 31, 2017.
(f)	Properties are undergoing renovation.
(g)	Property was recently renovated and impacted units are in the process of being leased up.

NOI EXPOSURE BY MARKET

Dollars in thousands, except rent per unit

				For the Three Months Ended December 31, 2017
Market	Units	Gross Real Estate Assets	Period End Occupancy	Average Effective Monthly Rent per Unit	Net Operating Income (a)	% of NOI
Louisville, KY	1,710	$180,836	93.3%	$944	$2,912	11.5%
Raleigh-Durham, NC	1,372	182,744	94.1%	1,108	2,910	11.5%
Atlanta, GA	1,092	137,264	96.6%	1,116	2,496	9.9%
Memphis, TN	1,383	138,054	96.0%	1,020	2,474	9.8%
Oklahoma City, OK	1,658	73,617	93.8%	640	1,714	6.8%
Dallas, TX	734	85,481	96.7%	1,139	1,553	6.1%
Columbus, OH	768	65,657	96.5%	874	1,254	5.0%
Charleston, SC	518	79,090	95.2%	1,304	1,185	4.7%
Indianapolis, IN	644	61,013	92.2%	938	1,067	4.2%
Little Rock, AR	462	54,439	94.8%	988	860	3.4%
Orlando, FL	297	47,653	97.0%	1,386	775	3.1%
Greenville, SC	346	48,233	92.5%	1,094	729	2.9%
Charlotte, NC	208	41,764	91.3%	1,442	644	2.5%
Chicago, IL	370	29,451	92.7%	1,014	638	2.5%
Austin, TX	300	35,590	94.3%	1,275	636	2.5%
Myrtle Beach, SC	340	30,040	95.0%	1,102	569	2.3%
Asheville, NC	252	28,319	97.2%	1,065	552	2.2%
Chattanooga, TN	295	26,007	98.0%	959	446	1.8%
Tampa-St. Petersburg, FL	216	29,867	91.2%	1,208	432	1.7%
St. Louis, MO	152	32,987	90.8%	1,623	405	1.6%
Jackson, MS	170	21,130	92.9%	1,138	401	1.6%
Huntsville, AL	178	16,125	95.5%	860	277	1.1%
Baton Rouge, LA	264	28,431	60.6%	1,126	248	1.0%
Wilmington, NC	288	30,364	93.1%	795	96	0.4%
Total/Weighted Average	14,017	$1,504,156	94.0%	$1,015	$25,273	100.0%

(a)	Net operating income for the three months ended December 31, 2017 excludes $424 primarily related to sold properties.

DEBT SUMMARY AS OF DECEMBER 31, 2017

Dollars in thousands

	Amount	Rate	Type	Weighted Average Maturity (in years)
Debt:
Credit facility (a)	$104,005	3.0%	Floating	3.8
Term loan (b)	100,000	3.2%	Floating	6.9
Mortgages-Fixed rate	580,635	3.7%	Fixed	5.8
Unamortized debt premiums	(6,198)
Total Debt	778,442	3.6%		5.7
Market Equity Capitalization, at period end	885,094
Total Capitalization	$1,663,536

(a)

Credit facility total capacity is $300,000, of which $104,005 was drawn as of December 31, 2017, comprised of a $50,000 term loan and a revolving commitment of up to $250,000. The maturity date on the term loan is May 1, 2022, and the maturity date on borrowings outstanding under the revolving commitment is May 1, 2021.

(b)	The maturity date on the term loan is November 20, 2024.

(c)

As of December 31, 2017, IRT maintained a float-to-fixed interest rate swap with a $150,000 notional amount. The swap, which expires on June 17, 2021 and has a fixed rate of 1.1325%, has converted $150,000 of our floating rate debt to fixed rate debt. We also maintain an interest rate collar with a $100,000 notional amount. The collar, which expires on November 20, 2024, has a floor of 1.25% and a cap of 2.00%. It has converted $100,000 of our floating rate debt to fixed rate debt when LIBOR is above the cap rate or below the floor rate.

Definitions

Average Effective Monthly Rent per Unit

Average effective rent per unit represents the average of gross rent amounts, divided by the average occupancy (in units) for the period presented.  We believe average effective rent is a helpful measurement in evaluating average pricing.  This metric, when presented, reflects the average effective rent per month.

Average Occupancy

Average occupancy represents the average of the daily physical occupancy for the period presented.

Adjusted EBITDA

EBITDA is defined as net income before interest expense including amortization of deferred financing costs, income tax expense, and depreciation and amortization expenses. Adjusted EBITDA is EBITDA before acquisition and integration expenses and certain other non-operating gains or losses related to items such as asset sales, debt extinguishments, acquisition related debt extinguishment expenses, gains on the TSRE merger, and management internalization expenses.  EBITDA and Adjusted EBITDA are each non-GAAP measures.  We consider each of EBITDA and Adjusted EBITDA to be an appropriate supplemental measure of our performance because it eliminates interest, income taxes, depreciation and amortization, acquisition and integration expenses and other non-operating gains and losses, which permits investors to view income from operations without these non-cash or non-operating items. IRT’s calculation of Adjusted EBITDA differs from the methodology used for calculating Adjusted EBITDA by certain other REITs and, accordingly, IRT’s Adjusted EBITDA may not be comparable to Adjusted EBITDA reported by other REITs.

Funds From Operations (“FFO”) and Core Funds From Operations (“CFFO”)

IRT believes that FFO and CFFO, each of which is a non-GAAP measure, are additional appropriate measures of the operating performance of a REIT and IRT in particular. IRT computes FFO in accordance with the standards established by the National Association of Real Estate Investment Trusts, or NAREIT, as net income or loss (computed in accordance with GAAP), excluding real estate-related depreciation and amortization expense, gains or losses on sales of real estate and the cumulative effect of changes in accounting principles.

CFFO is a computation made by analysts and investors to measure a real estate company’s operating performance by removing the effect of items that do not reflect ongoing property operations, including stock compensation expense, depreciation and amortization of other items not included in FFO, amortization of deferred financing costs, acquisition and integration expenses, and other non-operating gains or losses related to items such as defeasance costs we incur when we sell a property subject to secured debt, asset sales, debt extinguishments, acquisition related debt extinguishment expenses, gains on the TSRE merger, and management internalization expenses, from the determination of FFO. IRT incurs acquisition expenses in connection with acquisitions of real estate properties and expenses those costs when incurred in accordance with GAAP. As these expenses are one-time and reflective of investing activities rather than operating performance, IRT adds back these costs to FFO in determining CFFO.

IRT’s calculation of CFFO differs from the methodology used for calculating CFFO by certain other REITs and, accordingly, IRT’s CFFO may not be comparable to CFFO reported by other REITs. IRT’s management utilizes FFO and CFFO as measures of IRT’s operating performance, and believes they are also useful to investors, because they facilitate an understanding of IRT’s operating performance after adjustment for certain non-cash or non-operating items that are required by GAAP to be expensed but may not necessarily be indicative of current operating performance and that may not accurately compare IRT’s operating performance between periods. Furthermore, although FFO, CFFO and other supplemental performance measures are defined in various ways throughout the REIT industry, IRT believes that FFO and CFFO may provide IRT and our investors with an additional useful measure to compare IRT’s financial performance to certain other REITs. Neither FFO nor CFFO is equivalent to net income or cash generated from operating activities determined in accordance with GAAP. Furthermore, FFO and CFFO do not represent amounts available for management’s discretionary use because of needed capital replacement or expansion, debt service obligations or other commitments or uncertainties. Neither FFO nor CFFO should be considered as an alternative to net income as an indicator of IRT’s operating performance or as an alternative to cash flow from operating activities as a measure of IRT’s liquidity.

Interest Coverage

Interest coverage is a ratio computed by dividing our Adjusted EBITDA by our interest expense.

Net Debt

Net debt, a non-GAAP measure, equals total debt less cash and cash equivalents. The following table provides a reconciliation of total debt to net debt (Dollars in thousands).

			As of
	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016
Total debt	$778,442	$731,625	$764,521	$765,695	$743,817
Less: cash and cash equivalents	(9,985)	(10,128)	(6,271)	(10,065)	(20,892)
Total net debt	$768,457	$721,497	$758,250	$755,630	$722,925

IRT presents net debt because management believes it is a useful measure of IRT’s credit position and progress toward reducing leverage.  The calculation is limited in that IRT may not always be able to use cash to repay debt on a dollar for dollar basis.

Net Operating Income

IRT believes that Net Operating Income (“NOI”), a non-GAAP measure, is a useful measure of its operating performance. IRT defines NOI as total property revenues less total property operating expenses, excluding depreciation and amortization, asset management fees, property management fees, acquisition expenses and general administrative expenses. In connection with our management internalization which was completed in the fourth quarter of 2016, we modified our calculation of NOI to exclude property management expenses. We retrospectively adjusted previously reported NOI to conform to this change. Other REITs may use different methodologies for calculating NOI, and accordingly, our NOI may not be comparable to other REITs. We believe that this measure provides an operating perspective not immediately apparent from GAAP operating income or net income. We use NOI to evaluate our performance on a same store and non-same store basis because NOI measures the core operations of property performance by excluding corporate level expenses and other items not related to property operating performance and captures trends in rental housing and property operating expenses. However, NOI should only be used as an alternative measure of our financial performance.

Same Store Properties and Same Store Portfolio

IRT reviews its same store portfolio at the beginning of each calendar year.  Properties are added into the same store portfolio if they were owned at the beginning of the previous year.  Properties that are held-for-sale or have been sold are excluded from the same store portfolio.

Total Gross Assets

Total Gross Assets equals total assets plus accumulated depreciation and accumulated amortization, including fully depreciated or amortized real estate and real estate related assets.  The following table provides a reconciliation of total assets to total gross assets (Dollars in thousands).

			As of
	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016
Total assets	$1,450,624	$1,405,212	$1,317,177	$1,306,986	$1,294,237
Plus: Accumulated Depreciation (a)	84,097	76,664	68,433	68,262	60,719
Plus: Accumulated Amortization	16,517	15,670	15,254	15,341	15,287
Total gross assets	$1,551,238	$1,497,546	$1,400,864	$1,390,589	$1,370,243
(a)	Includes previously recognized depreciation on properties that are classified as held-for-sale.